EXHIBIT 99.1

Joy Global Inc.
2003 Quarterly Report on Form 10-Q

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John Nils Hanson, President and Chief Executive Officer of Joy Global Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  the Quarterly Report on Form 10-Q for the quarter ended May 3, 2003 (the “Report”) which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and
  information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Joy Global Inc.

This certificate is being furnished solely for the purposes of Section 906 and is not being filed as part of the Report.

Dated: May 29, 2003

John Nils Hanson
President and Chief Executive
Officer

A signed original of this written statement required by Section 906 has been provided to Joy Global Inc. and will be retained by Joy Global Inc. and furnished to the Securities and Exchange Commission or its staff upon request